NASDAQ: INFI Infinity Pharmaceuticals R&D Update and First Quarter 2008 Results May 5, 2008 Exhibit 99.2

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform
Act of 1995.  These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include those regarding future clinical trial activity for retaspimycin, IPI-493 and IPI-
926; the presentation of clinical data for retaspimycin; estimates of 2008 financial performance; and the expectation that
Infinity will have cash to support its current operating plan into 2010.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from Infinity's current expectations. For example, there can be no guarantee that any product candidate
Infinity is developing will successfully complete necessary preclinical and clinical development phases. In particular, expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials;
Infinity's dependence on its collaboration with MedImmune/AstraZeneca; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact Infinity’s expectations are described in greater detail under the caption "Risk
Factors" included Infinity's quarterly report on Form 10-k for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 14, 2008.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

3 Introduction Steven Holtzman Chair, President, and Chief Executive Officer

4 R&D Update: Hedgehog pathway and Hsp90 programs Julian Adams, Ph.D., Chief Scientific Officer & President of R&D

Additional Tumor #2
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: Retaspimycin (IPI-504)
GIST/STS
NSCLC
HRPC
Taxotere
®
Combo
Additional Tumor #1
Additional Combinations
Hsp90 oral: IPI-493
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Early Discovery
Continued commitment to aggressively advance
pipeline through key milestones
FPI mid-year 2008
FPI 2H 2008
Add’l in 2008
In 1H08
In 1H08
GIST P3 in preparation
*Transitioned to Novartis

Additional Tumor #2
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: Retaspimycin (IPI-504)
GIST/STS
NSCLC
HRPC
Taxotere
®
Combo
Additional Tumor #1
Additional Combinations
Hsp90 oral: IPI-493
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Early Discovery
Continued commitment to aggressively advance
pipeline through key milestones
FPI mid-year 2008
FPI 2H 2008
Add’l in 2008
In 1H08
In 1H08
GIST P3 in preparation
*Transitioned to Novartis

7 The Hedgehog signaling pathway *Chen et al., 2002 G&D 16:2743

Inactive
Ptch
Smo
Hip
Fused
Sufu
Gli
Target genes
Active
Ptch
Hh
Smo
Hip
?
Fused
Sufu
Gli
Gli
Target genes

Infinity
PHARMACEUTICALS

8 The Hedgehog signaling pathway *Chen et al., 2002 G&D 16:2743

Inactive
Ptch
Smo
Hip
Fused
Sufu
Gli
Target genes
Active
Smo
Ptch
Hh
Hip
?
Fused
Sufu
Gli
Gli
Target genes

Infinity
PHARMACEUTICALS

9 The Hedgehog signaling pathway Cyclopamine *Chen et al., 2002 G&D 16:2743

Genetic mutation
medulloblastoma
basal cell carcinoma
Pathway activation
pancreatic, gastric,
prostate, glioma
Tumor progenitor cells
SCLC, glioblastoma,
breast, multiple myeloma
Hedgehog pathway implicated in variety of solid
tumors and heme. malignancies

Infinity’s Hedgehog inhibitor:  IPI-926
HO
O
NH
H
H
H
H
H
1
st
generation 2
nd
generation
Solubility
Chemical stability
Potency
(15nM in cell based assay)
Selectivity
Metabolic stability
IPI-926
Oral bioavailability
Long half-life
In vivo
activity
+
cyclopamine
O
H
H
O
NH
H
H
H
•
Issued composition of matter patent
•
Infinity-discovered & 100% owned royalty-free worldwide

125
100
75
50
25
0
% Inhibition
-1
0
1
2
3
4
Log conc nM
IPI-926
Cyclopamine
IC50
IPI-926 1.4nM
Cyclopamine 114.2nM

Infinity
PHARMACEUTICALS

12 Human Smo overexpressed in C3H10 cells Competition with BODIPY-labeled cyclopamine IPI-926 binds Smoothened with higher affinity than cyclopamine

Relative quantity of mGli/GAPDH mRN

Infinity
PHARMACEUTICALS

13 Oral administration of IPI-926 inhibits Gli1 mRNA expression in tumors 0 1000 2000 3000 4000 5000 6000 7000 veh 4 mg/kg 10 mg/kg 20 mg/kg

Daily oral administration of IPI-926 shows dose
dependent inhibition of tumor growth
-500.00
0.00
500.00
1000.00
1500.00
2000.00
2500.00
3000.00
3500.00
4000.00
4500.00
15 20 25 30 35 40 45 50 55 60 65
Days
VEH--30%
HPBCD in WFI
IPI-926 @
4mg/kg
IPI-926 @
10mg/kg
IPI-926 @
20mg/kg
Treatment phase
4/7 fully
regressed
B837Tx tumor
Ptch/Hic model of medulloblastoma
Pink et al., 2008 AACR

Once-daily administration of IPI-926 resulted in
100% survival during treatment period
0
1
2
3
4
5
6
7
8
9
10
11
10 14 18 22 26 30 34 38 42 46 50
Days post implant
Veh
IPI-926 @ 40mg/kg
Start of TX End of TX
Mice bearing orthotopically implanted B837Tx tumor
Pink et al., 2008 AACR

Tumor Volume (mm3)
1000
900
800
700
600
500
400
300
200
100
0
35
40
45
50
55
60
65
70
75
80
85

Infinity PHARMACEUTICALS

16 Vehicle Days Post Implant IPI-926 significantly delays tumor re-growth following tumor debulking in SCLC model Travaglione et al., 2008 AACR

Tumor Volume (mm3)
1000
900
800
700
600
500
400
300
200
100
0
35
40
45
50
55
60
65
70
75
80
85

Infinity PHARMACEUTICALS

17 Vehicle IPI-926 Days Post Implant IPI-926 significantly delays tumor re-growth following tumor debulking in SCLC model Once-daily, oral administration of IPI-926 Travaglione et al., 2008 AACR

Tumor Volume (mm3)
0
100
200
300
400
500
600
700
800
900
1000
35
40
45
50
55
60
65
70
75
80
85

Infinity
PHARMACEUTICALS

18 E/P -Vehicle Vehicle IPI-926 Days Post Implant Last day of E/P treatment IPI-926 significantly delays tumor re-growth following tumor debulking in SCLC model Travaglione et al., 2008 AACR

Tumor Volume (mm3)
1000
900
800
700
600
500
400
300
200
100
0
35
40
45
50
55
60
65
70
75
80
85

Infinity
PHARMACEUTICALS

E/P - IPI-926
E/P  -Vehicle
Vehicle
IPI-926
Days Post Implant
Mice randomized
+/- IPI-926
5 weeks total of IPI-926 follow-up treatment
40 mg/kg, PO QD
82%
IPI-926 significantly delays tumor re-growth
following tumor debulking in SCLC model
Last day of E/P treatment
Travaglione et al., 2008 AACR

20 Hedgehog program milestones 2009 • Preliminary Phase 1 data • Initiate Phase 2 trials 2008 • Preclinical data at AACR • File IND • Initiate Phase 1 clinical trial

Continued progress with Hsp90: four clinical
trials ongoing, oral entering clinic this quarter
Additional Tumor #2
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: Retaspimycin (IPI-504)
GIST/STS
NSCLC
HRPC
Taxotere
®
Combo
Additional Tumor #1
Additional Combinations
Hsp90 oral: IPI-493
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Early Discovery
FPI mid-year 2008
FPI 2H 2008
Add’l in 2008
In 1H08
In 1H08
GIST P3 in preparation
*Transitioned to Novartis

IPI-504 demonstrates activity as single agent in
Iressa ® (gefitinib)-resistant NSCLC
Days Post-implant
IPI-504 Vehicle, IP
Gefitiinb Vehicle, PO
100mpk IPI-504, IP
100mpk Gefitinib,
PO
500
1000
1500
2000
2500
3000
12 15 19 22 26 27 32
IPI-504:   i.p. BIW
Gefitinib: PO  QD
Iressa
®
(gefitinib)-resistant (T790M) H1975 xenograft model
Janne et al., 2008 AACR

IPI-504 demonstrates activity in combination
with Iressa ® (gefitinib) in NSCLC
Vehicle
50mpk IPI-504
50mpk Gefitinib
50 mpk IPI-504 +
50 mpk Gefitinib
IPI-504:   PO QOD
Gefitinib: PO  QD
Days
30
40 50
1500
1000
500
HCC827 GR5 xenograft model
Janne et al., 2008 AACR
60

9 14 19 24 29 34 39 44 49 54 59 64 69 74 79
0
250
500
750
1000
1250
1500
1750
2000
Days Post Implant
Untreated
100mg/kg IPI-504
30mg/kg Trastuzumab
100mg/kg IPI-504 +
30mg/kg Trastuzumab
N87 (HER2+, trastuzumab-sensitive) xenograft
Leow et al., 2008 AACR
IPI-504 demonstrates activity in combination
with Herceptin ® (trastuzumab) in HER2 breast
Last dose

Hsp90 program aggressively moving forward in
2008
•
IPI-504 on track with potential to enter trial designed for
registration in GIST to start third quarter 2008
–
Update on data from the Phase 1 study of IPI-504 in GIST to be reported in oral presentation at ASCO Annual Meeting
•
Clinical trials of IPI-504 in NSCLC, HRPC, and in combination with
Taxotere are on-going
–
Anticipate data from NSCLC and HRPC trials in 2H08
•
IPI-493, oral Hsp90 inhibitor, continues to advance through IND-
enabling studies
–
Phase 1 study anticipated for 1H08

26 Business and Financial Update Adelene Perkins, Executive Vice President and Chief Business Officer

Sustaining excellence through our strategic
alliances
•
Transition of Bcl-2 program to Novartis in February 2008
–
Research term of the collaboration concluded, lead series transferred to
Novartis
–
INFI has no further performance obligations
–
INFI recognized remaining deferred revenue from up-front license fee
–
INFI entitled to receive milestones and royalties on successful development and commercialization by Novartis
•
Strong partnership on Hsp90 program, building relationships with
AstraZeneca team
–
Leveraging AZ’s late-stage oncology capabilities and expertise
–
AstraZeneca senior oncology leadership involvement
–
Infinity leadership of IPI-504 GIST registration trial

1Q08 financial results: continued strong balance
sheet and cash runway
Results
•
$105 million cash and equivalents
as of 3/31/08
•
Revenue: $11.4 million
– Increase in 1Q08 vs. 1Q07 primarily
due to recognition of the remaining
deferred revenue from Novartis
relating to the Bcl-2 collaboration
•
R&D Expense: $8.5 million
– Net of $4.4 million MedImmune
reimbursement, total R&D investment
of $12.9M
•
G&A Expense: $3.8 million
•
Net income: $0.4 million
Reiterate Guidance
•
Projected 2008 net cash burn:
$35-45 million
–
Burn rate well-controlled: 50% cost-
sharing of Hsp90 program with AZ
•
Cash to support current plan into
2010
– Sufficient capital to achieve key value
creation milestones

29 2008 Milestones Steve Holtzman, Chair, President, and Chief Executive Officer

Increasing momentum of progress in 2008
2H 2008
•
Initiate registration trial of retaspimycin in GIST
•
Initiate IPI-926 Phase 1 trial
•
Present preliminary Phase 2 NSCLC data
•
Present preliminary Phase 2 HRPC data
1H 2008
•
Present updated Phase 1 GIST data
(ASCO)
•
Initiate additional Phase 2 trials
with
retaspimycin
•
Initiate IPI-493 oral Phase 1 trial

Additional Tumor #2
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: Retaspimycin (IPI-504)
GIST/STS
NSCLC
HRPC
Taxotere
®
Combo
Additional Tumor #1
Additional Combinations
Hsp90 oral: IPI-493
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Early Discovery
Continued commitment to aggressively advance
pipeline through key milestones
FPI mid-year 2008
FPI 2H 2008
Add’l in 2008
In 1H08
In 1H08
GIST P3 in preparation
*Transitioned to Novartis